SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2003
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21496	36-3498354
(Commission File Number)	(I.R.S. Employer Identification No.)

507 WEST TENTH STREET, WEST POINT, GEORGIA 31833
(Address of principal executive offices) (Zip Code)

(706) 645-4000
(Registrants’ telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, ProForma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
EX-99.1 THIRD AMENDMENT TO FIRST AMENDMENT
EX-99.2 PRESS RELEASE

Item 5.	Other Events and Regulation FD Disclosure.

On February 7, 2003, WestPoint Stevens amended the maturity date of its existing Trade Receivables Program with an independent issuer of receivables backed commercial paper extending it to March 31, 2003.

Item 7.	Financial Statements, ProForma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Third Amendment to First Amended and Restated Asset Interest Transfer Agreement dated February 7, 2003, among WPS Receivables Corporation, WestPoint Stevens Inc., Blue Ridge Asset Funding Corporation, North American Capacity Insurance Company and Wachovia Bank National Association.

99.2	Press release dated February 10, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTPOINT STEVENS INC. (Registrant)

By:	/s/ Christopher N. Zodrow
Christopher N. Zodrow Vice President and Secretary

Date: February 11, 2003

Exhibit Index

Exhibit (99.1)	Third Amendment to First Amended and Restated Asset Interest Transfer Agreement dated February 7, 2003, among WPS Receivables Corporation, WestPoint Stevens Inc., Blue Ridge Asset Funding Corporation, North American Capacity Insurance Company and Wachovia Bank National Association.

Exhibit (99.2)	Press release dated February 10, 2003.